Common Stock and Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Common Stock and Stockholders' Equity

Note 11 — Common Stock and Stockholders’ Equity

Stock Plans — The Company’s employee and non-employee director stock plans are summarized as follows:

The 2010 Long-Term Incentive Plan, as amended and restated (the Plan) was approved by the stockholders at the Annual Meeting of Stockholders on May 8, 2013. The Plan authorizes the compensation committee or the board of directors to issue stock options, stock appreciation rights, RSAs, RSUs, PAUs and other types of awards in cash or stock to key employees, consultants, and directors. The maximum number of shares that may be delivered pursuant to the awards granted under the Amended and Restated 2010 Long Term Incentive Plan is 11,000,000 shares of common stock. As of December 31, 2013 there were 5,130,182 shares remaining available under the Plan.

For service-based awards and performance-based awards with graded vesting conditions, we recognize compensation expense on a straight-line basis over the service period for each separately vesting portion of the award as if the award was, in substance, multiple awards. For market-based awards that vest at the end of the service period, we recognize compensation expense on a straight-line basis through the end of the service period. Share-based awards generally vest over three years. Share-based compensation expense is recognized, net of an estimated forfeiture rate, which is based on historical experience and adjusted, if necessary, in subsequent periods based on actual forfeitures. The fair value of nonvested RSAs and RSUs is determined based on the closing trading price of the company’s shares on the grant date. Our RSAs and RSUs are settled in stock upon vesting. Our PAU awards can be settled in cash or stock, or a combination of cash and stock. We evaluate the terms of each PAU award to determine if the award should be accounted for as equity or a liability under the stock compensation rules of U.S. GAAP.

We recognize share-based compensation expense in the same financial statement line item as cash compensation paid to the respective employees. Tax deduction benefits for awards in excess of recognized compensation costs are reported as a financing cash flow.

On September 17, 2012, Gary Rich was elected as President, Chief Executive Officer and Director of the Company. As part of his employment agreement, he was granted 349,651 RSUs. Additionally, on May 9, 2013 Chris Weber was elected Senior Vice President and Chief Financial Officer of the Company. As part of his employment agreement, he was granted 261,438 RSUs. Both of these awards were granted outside of the Company’s 2010 Plan but are subject to substantially the same terms and conditions of other service-based RSUs granted by the Company to its executive officers.

Information regarding the Company’s Long-Term Incentive plans is summarized below:

Nonvested Shares	Shares	Weighted Average Grant-Date Fair Value
Nonvested at January 1, 2013	2,812,482	$5.15
Granted	2,602,973	4.77
Vested	(1,636,373)	5.00
Forfeited	(370,727)	5.02

Nonvested at December 31, 2013	3,408,355	$4.97

In 2013 and 2012, we issued 2,602,973 and 1,558,347, respectively, of restricted shares to selected key personnel. Total stock-based compensation expense recognized for the years ended December 31, 2013, 2012, and 2011 was $9.4 million, $7.2 million, and $5.9 million, respectively, all of which was related to nonvested stock. The total fair value of the shares vested during the years ended December 31, 2013, 2012, and 2011 was $7.4 million, $5.2 million, and $6.9 million, respectively. The fair value of RSAs and RSUs is determined based on the closing trading price of the company’s shares on the grant date. The weighted-average grant-date fair value of shares granted during the years 2013, 2012, and 2011 was $4.77, $5.37, and $5.61, respectively. Stock-based compensation expense is included in our consolidated statements of operations in both “General and administration expense” and “Operating expenses.”

Nonvested RSUs at December 31, 2013 totaled 3,408,355 shares and total unrecognized compensation cost related to unamortized nonvested stock awards was $8.4 million as of December 31, 2013. The remaining unrecognized compensation cost related to non-vested stock awards will be amortized over a weighted-average vesting period of approximately 20.8 months.

During the years ended December 31, 2013 and 2012, we granted to certain of our officers and key employees a total of 18,000 and 38,429 PAUs under the Plan, respectively. Subsequent to the award of these PAUs, 13,358 and 3,955 units were forfeited during 2013 and 2012, respectively. Incentive grants included in this issuance were based on the attainment of pre-established performance goals. Each PAU has a nominal value of $100.00. Awards are dependent upon our total stockholder return and return on capital employed relative to a peer group of companies over a three-year performance period. A maximum of 200 percent of the number of PAUs granted may be earned if performance at the maximum level is achieved. Compensation expense recognized related to the PAUs for the years ended December 31, 2013, 2012, and 2011 was $1.8 million, $0.5 million, and $2.1 million, respectively.

As of December 31, 2013 and 2012, we had no stock options outstanding or exercisable and we had 668,897 and 1,709,963 shares held in treasury stock, respectively.